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                          THE SARATOGA ADVANTAGE TRUST

                            Class I Shares Prospectus
                            Class B Shares Prospectus
                            Class C Shares Prospectus

                       Supplement dated September 21, 1999
                     to the Prospectus dated January 1, 1999


Since August 11, 1999, the Large Capitalization Value Portfolio has been managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 28 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates graduated from Princeton University, earned his MBA at Harvard Business School and is a CFA.

Effective September 21, 1999, Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, replaced Unified Management Corporation as the Trust's distributor. Effective October 1, 1999, FDI will replace Unified Fund Services, Inc. as the Trust's administrator.